Exhibit 23(a)

                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

 As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement on Form S-8 No. 333-91029.




                                ARTHUR ANDERSEN LLP


 Dallas, Texas
 March 26, 2001